Exhibit 99.1

Media contact: media-relations@its.jnj.com	Investor contact: investor-relations@its.jnj.com
For immediate release
Johnson & Johnson reports Q4 and Full-Year 2024 results
•2024 Fourth-Quarter reported sales growth of 5.3% to $22.5 Billion with operational growth of 6.7%* and adjusted operational growth of 5.7%*
•2024 Fourth-Quarter Earnings per share (EPS) of $1.41 and Adjusted EPS of $2.04, both include $(0.22) due to acquired IPR&D charges related to V-Wave acquisition
•2024 Full-Year reported sales growth of 4.3% to $88.8 Billion with operational growth of 5.9%* and adjusted operational growth of 5.4%*. Operational growth excluding COVID-19 Vaccine of 7.0%*
•2024 Full-Year Earnings per share (EPS) of $5.79 and Adjusted EPS of $9.98, both include $(0.67) due to acquired IPR&D charges on various transactions throughout the year
•Significant pipeline progress including RYBREVANT + LAZCLUZE overall survival data, initiation of TAR-200 submission, and approval of investigational device exemption for our general surgery robotic system, OTTAVA
•Company issues guidance for 2025 with operational sales5 growth of 2.5% - 3.5%* and adjusted operational EPS of $10.75 - $10.95, reflecting strong growth of 8.7%* at the mid-point
New Brunswick, N.J. (January 22, 2025) – Johnson & Johnson (NYSE: JNJ) today announced results for fourth-quarter and full year 2024. "2024 was a transformative year for Johnson & Johnson, marked by strong growth, an accelerating pipeline and industry-leading investments in innovation,” said Joaquin Duato, Chairman and Chief Executive Officer, Johnson & Johnson. “As a healthcare company, with a disease-centric approach, we are improving the standard of care in a broad range of diseases with high unmet need, including multiple myeloma, lung cancer, inflammatory bowel disease, and heart failure. With our strong financial foundation, differentiated portfolio and robust pipeline, we are well positioned to sustain the high pace of growth and innovation that is the hallmark of Johnson & Johnson.”
Unless otherwise noted, the financial results and earnings guidance included below reflect the continuing operations of Johnson & Johnson.
Overall financial results

	Q4			Full Year
($ in Millions, expect EPS)	2024	2023	% Change	2024	2023	% Change
Reported Sales	$22,520	$ 21,395	5.3%	$88,821	$ 85,159	4.3%
Net Earnings	$3,431	$4,132	(17.0)%	$14,066	$13,326	5.6%
EPS (diluted)	$1.41	$1.70	(17.1)%	$5.79	$5.20	11.3%

	Q4			Full Year
Non-GAAP* ($ in Millions, except EPS)	2024	2023	% Change	2024	2023	% Change
Operational Sales[1,2]			6.7%			5.9%
Adjusted Operational Sales[1,3]			5.7%			5.4%
Adjusted Operational Sales[1,3] ex. COVID-19 Vaccine			5.9%			6.5%
Adjusted Net Earnings[1,4]	$4,946	$5,562	(11.1)%	$ 24,242	$ 25,409	(4.6)%
Adjusted EPS (diluted)[1,4]	$2.04	$2.29	(10.9)%	$9.98	$9.92	0.6%
Free Cash Flow[6,7]				~$19,800	$18,248

1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
4Excludes intangible amortization expense and special items
5Excludes COVID-19 Vaccine
6Non-GAAP measure; defined as cash flow from operating activities, less additions to property, plant and equipment. Cash flow from operations, the most directly comparable GAAP financial measure, will be included in subsequent SEC filings.
7Full year 2024 is estimated as of January 22, 2025. Full year 2023 includes approximately 8 months contribution from the Consumer Health segment.
Note: values may have been rounded

Regional sales results

Q4				% Change
($ in Millions)	2024	2023	Reported	Operational[1,2]	Currency	Adjusted Operational[1,3]
U.S.	$13,204	$12,009	10.0%	10.0	-	8.6
International	9,316	9,386	(0.7)	2.5	(3.2)	2.0
Worldwide	$22,520	$21,395	5.3%	6.7	(1.4)	5.7

Full Year				% Change
($ in Millions)	2024	2023	Reported	Operational[1,2]	Currency	Adjusted Operational[1,3]
U.S.	$50,302	$46,444	8.3%	8.3	-	7.6
International	38,519	38,715	(0.5)	2.9	(3.4)	2.7
Worldwide	$88,821	$85,159	4.3%	5.9	(1.6)	5.4
1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

Segment sales results

Q4				% Change
($ in Millions)	2024	2023	Reported	Operational[1,2]	Currency	Adjusted Operational[1,3]
Innovative Medicine	$14,332	$13,722	4.4%	6.1	(1.7)	6.3
MedTech	8,188	7,673	6.7	7.6	(0.9)	4.6
Worldwide	$22,520	$21,395	5.3%	6.7	(1.4)	5.7
Full Year				% Change
($ in Millions)	2024	2023	Reported	Operational[1,2]	Currency	Adjusted Operational[1,3]
Innovative Medicine	$56,964	$54,759	4.0%	5.7	(1.7)	5.8
MedTech	31,857	30,400	4.8	6.2	(1.4)	4.7
Worldwide	$88,821	$85,159	4.3%	5.9	(1.6)	5.4

1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

Full year 2024 segment commentary:
Operational sales* reflected below excludes the impact of translational currency.
Innovative Medicine
Innovative Medicine worldwide operational sales, excluding the COVID-19 Vaccine, grew 7.5%*. Growth was driven primarily by DARZALEX (daratumumab), ERLEADA (apalutamide), CARVYKTI (ciltacabtagene autoleucel), and Other Oncology in Oncology, TREMFYA (guselkumab) in Immunology, and SPRAVATO (esketamine) in Neuroscience. Growth was partially offset by STELARA (ustekinumab) in Immunology and Other Neuroscience in Neuroscience. Including the COVID-19 Vaccine, Innovative Medicine worldwide operational sales grew 5.7%*.
MedTech
MedTech worldwide operational sales grew 6.2%*, with net acquisitions and divestitures positively impacting growth by 1.5%. Growth was driven primarily by electrophysiology products and Abiomed in Cardiovascular, previously referred to as Interventional Solutions, and wound closure products in General Surgery.

Full-year 2025 guidance:
Johnson & Johnson does not provide GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, acquisition-related expenses, and purchase accounting fair value adjustments without unreasonable effort. These items are uncertain, depend on various factors, and could be material to Johnson & Johnson's results computed in accordance with GAAP.

($ in Billions, except EPS)	January 2025
Adjusted Operational Sales[1,2,5] Change vs. Prior Year / Mid-point	2.0% – 3.0% / 2.5%
Operational Sales2,5 / Mid-point Change vs. Prior Year / Mid-point	$90.9B – $91.7B / $91.3B 2.5% – 3.5% / 3.0%
Estimated Reported Sales3,5/ Mid-point Change vs. Prior Year / Mid-point	$89.2B – $90.0B / $89.6B 0.5% – 1.5% / 1.0%
Adjusted Operational EPS (Diluted)2,4 / Mid-point Change vs. Prior Year / Mid-point	$10.75 – $10.95 / $10.85 7.7% – 9.7% / 8.7%
Adjusted EPS (Diluted)3,4 / Mid-point Change vs. Prior Year / Mid-point	$10.50 – $10.70 / $10.60 5.2% – 7.2% / 6.2%

1Non-GAAP financial measure; excludes the net impact of acquisitions and divestitures
2Non-GAAP financial measure; excludes the impact of translational currency
3Calculated using Euro Average Rate: January 2025 = $1.04 (Illustrative purposes only)
4Non-GAAP financial measure; excludes intangible amortization expense and special items
5Excludes COVID-19 Vaccine
Note: percentages may have been rounded
Other modeling considerations will be provided on the webcast.

Notable announcements in the quarter:
The information contained in this section should be read together with Johnson & Johnson’s other disclosures filed with the Securities and Exchange Commission, including its Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. The reader is also encouraged to review all other news releases and information available in the Investor Relations section of the company’s website at News Releases, as well as Innovative Medicine News Center, MedTech News & Events, and www.factsabouttalc.com.

Regulatory	SPRAVATO (esketamine) approved in the U.S. as the first and only monotherapy for adults with treatment-resistant depression[1]	Press Release
	European Commission approves LAZCLUZE (lazertinib) in combination with RYBREVANT (amivantamab) for the first-line treatment of patients with EGFR-mutated advanced non-small cell lung cancer[1]	Press Release
	New Drug Application initiated with U.S. FDA for TAR-200, the first and only intravesical drug releasing system for patients with BCG-unresponsive high-risk non-muscle-invasive bladder cancer[1]	Press Release
	Johnson & Johnson MedTech Announces CE Mark Approval for Dual Energy THERMOCOOL SMARTTOUCH SF Catheter[1]	Press Release
	Nipocalimab granted U.S. FDA Priority Review for the treatment of generalized myasthenia gravis[1]	Press Release
	Johnson & Johnson's Posdinemab and Tau Active Immunotherapy Receive U.S. FDA Fast Track Designations for the Treatment of Alzheimer's Disease[1]	Press Release
	European Commission approves RYBREVANT (amivantamab) in combination with LAZCLUZE (lazertinib) for the first-line treatment of patients with EGFR-mutated advanced non-small cell lung cancer	Press Release
	Johnson & Johnson submits application to the European Medicines Agency seeking approval of a new indication for IMBRUVICA (ibrutinib) in adult patients with previously untreated mantle cell lymphoma (MCL) who are eligible for autologous stem cell transplant	Press Release
	U.S. FDA Expands Indication for Impella Heart Pumps to Treat Pediatric Patients	Press Release
	Johnson & Johnson seeks U.S. FDA approval for first pediatric indications for TREMFYA (guselkumab)	Press Release
	Johnson & Johnson seeks U.S. FDA approval for subcutaneous induction regimen of TREMFYA (guselkumab) in ulcerative colitis, a first for an IL-23 inhibitor	Press Release
	Johnson & Johnson MedTech Receives IDE Approval for OTTAVA Robotic Surgical System	Press Release
	Nipocalimab is the first and only investigational therapy granted U.S. FDA Breakthrough Therapy Designation for the treatment of adults living with moderate-to-severe Sjögren's disease	Press Release
	Johnson & Johnson submits applications in the U.S. and EU seeking approval of DARZALEX FASPRO / DARZALEX as subcutaneous monotherapy for high-risk smoldering multiple myeloma	Press Release
	DARZALEX (daratumumab)-SC based quadruplet regimen approved by the European Commission for patients with newly diagnosed multiple myeloma who are transplant-eligible	Press Release

Data Releases	RYBREVANT (amivantamab-vmjw) plus LAZCLUZE (lazertinib) show statistically significant and clinically meaningful improvement in overall survival versus osimertinib[1]	Press Release
	Johnson & Johnson to showcase strength of its broad hematology portfolio and pipeline at the 2024 American Society of Hematology Annual Meeting	Press Release
	Icotrokinra delivered an industry-leading combination of significant skin clearance with demonstrated tolerability in a once daily pill in Phase 3 topline results	Press Release
	Johnson & Johnson advances leadership in rheumatic disease innovation with 43 abstracts at ACR 2024	Press Release
	Shockwave Medical Unveils First Clinical Outcomes of New IVL Platform in Late-Breaking Presentation at VIVA 2024	Press Release
	TREMFYA (guselkumab) is the first and only IL-23 inhibitor to demonstrate robust results with a fully subcutaneous regimen in both induction and maintenance in Crohn's disease	Press Release
	New SPECTREM study findings reveal TREMFYA (guselkumab) effectively clears overlooked and undertreated plaque psoriasis	Press Release
	Johnson & Johnson highlights innovative neuropsychiatry portfolio and pipeline at Psych Congress	Press Release
	Nipocalimab demonstrates sustained disease control in adolescents living with generalized myasthenia gravis in Phase 2/3 study	Press Release
Product Launch	MENTOR MemoryGel Enhance Breast Implant Receives FDA Approval for Largest Size Breast Implants for Reconstruction	Press Release
	Johnson & Johnson MedTech Receives FDA Approval for the VARIPULSE Pulsed Field Ablation Platform for the Treatment of Atrial Fibrillation[2]	Press Release
Other	Johnson & Johnson Strengthens Neuroscience Leadership with Acquisition of Intra-Cellular Therapies, Inc.[1]	Press Release

1Subsequent to the quarter
2On January 5, 2025, Johnson & Johnson MedTech temporarily paused the U.S. External Evaluation and all U.S. VARIPULSE cases. More information can be found in the Statement on VARIPULSE.

Webcast information:
Johnson & Johnson will conduct a conference call with investors to discuss this earnings release today at 8:00 a.m., Eastern Time. A simultaneous webcast of the call for investors and other interested parties may be accessed by visiting the Johnson & Johnson website. A replay and podcast will be available approximately two hours after the live webcast in the Investor Relations section of the company's website at events-and-presentations.

About Johnson & Johnson:
At Johnson & Johnson, we believe health is everything. Our strength in healthcare innovation empowers us to build a world where complex diseases are prevented, treated, and cured, where treatments are smarter and less invasive, and solutions are personal. Through our expertise in Innovative Medicine and MedTech, we are uniquely positioned to innovate across the full spectrum of healthcare solutions today to deliver the breakthroughs of tomorrow, and profoundly impact health for humanity. Learn more at www.jnj.com.

Non-GAAP financial measures:
* “Operational sales growth” excluding the impact of translational currency, “adjusted operational sales growth” excluding the net impact of acquisitions and divestitures and translational currency, as well as “adjusted net earnings”, “adjusted diluted earnings per share” and “adjusted operational diluted earnings per share” excluding after-tax intangible amortization expense and special items, are non-GAAP financial measures and should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Except for guidance measures, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the accompanying financial schedules of the earnings release and the Investor Relations section of the company's website at quarterly results.
Copies of the financial schedules accompanying this earnings release are available on the company’s website at quarterly results. These schedules include supplementary sales data, a condensed consolidated statement of earnings, reconciliations of non-GAAP financial measures, and sales of key products/franchises. Additional information on Johnson & Johnson, including adjusted income before tax by segment, an Innovative Medicine pipeline of selected compounds in late stage development and a copy of today’s earnings call presentation can also be found in the Investor Relations section of the company's website at quarterly results.

Note to investors concerning forward-looking statements:
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things: future operating and financial performance, product development, and market position and business strategy. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson. Risks and uncertainties include, but are not limited to: economic factors, such as interest rate and currency exchange rate fluctuations; competition, including technological advances, new products and patents attained by competitors; challenges inherent in new product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new and existing products; challenges to patents; the impact of patent expirations; the ability of the Company to successfully execute strategic plans, including restructuring plans; the impact of business combinations and divestitures; manufacturing difficulties or delays, internally or within the supply chain; product efficacy or safety concerns resulting in product recalls or regulatory action; significant adverse litigation or government action, including related to product liability claims; changes to applicable laws and regulations, including tax laws and global health care reforms; trends toward health care cost containment; changes in behavior and spending patterns of purchasers of health care products and services; financial instability of international economies and legal systems and sovereign risk; increased scrutiny of the health care industry by government agencies; and the Company’s ability to realize the anticipated benefits from the separation of Kenvue Inc. A further list and descriptions of these risks, uncertainties and other factors can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Johnson & Johnson’s subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. Any forward-looking statement made in this release speaks only as of the date of this release. Johnson & Johnson does not undertake to update any forward-looking statement as a result of new information or future events or developments.